                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



       Date of report (date of earliest event reported) September 19, 2002


                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)


Delaware                               000-31745                 39-1791034
--------------------------------------------------------------------------------

(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)


502 S. Rosa Road, Madison, WI                                      53719
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone number, including area code  (888) 989-2357
                                                    --------------


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On September 18, 2002 the Company issued a press release, a copy of which is filed as an Exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(a)  Exhibits:


99.1     Press Release issued by the Company.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           THIRD WAVE TECHNOLOGIES, INC.



Date:  September 19, 2002                  By: /s/ John Comerford
                                                   -----------------------------
                                                   Name: John Comerford
                                                   Title: Vice President and
                                                   General Counsel

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                Description
-----------                -----------
99.1                       Press Release issued by the Company